UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLYMOUTH INDUSTRIAL REIT, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Plymouth Industrial REIT, Inc.

260 Franklin Street, 7th Floor

Boston, Massachusetts 02110

__________________________

IMPORTANT INFORMATION REGARDING

2020 ANNUAL MEETING OF STOCKHOLDERS

Boston, Massachusetts

June 9, 2020

Dear Stockholder:

On June 1, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of Plymouth Industrial REIT, Inc. (the “Company”) dismissed Marcum LLP as the Company’s independent registered public accounting firm and approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm. The Company engaged PwC on June 5, 2020. We are enclosing herewith Amendment No. 1 to our Definitive Proxy Statement that amends Proposal No. 3 to reflect the appointment of PwC and our submission for ratification of the appointment of PwC by our stockholders. We are also enclosing a new proxy card.

If you have already voted on Proposal No. 3, you may revoke your original proxy and submit a new proxy by mobile voting on your Smartphone/Tablet and following the instructions on the proxy card or via the Internet by going to www.cstproxyvote.com and following the instructions. You may also revoke your proxy by submitting the enclosed proxy card with a date after which your original proxy card or vote was dated.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions and submit new voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions and issuing new instructions. For additional information regarding revoking your proxy, please refer to page 3 of the Definitive Proxy Statement.

IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR SHARES, YOU WILL BE REQUIRED TO RESUBMIT A PROXY IN ORDER TO VOTE ON PROPOSAL NO. 3.

If you have not yet submitted your proxy, please follow the instructions on the enclosed proxy card to submit your vote.

Your vote is important to us. We appreciate your attention to this matter.

By Order of the Board of Directors, /s/ Pendleton P. White, Jr. Pendleton P. White, Jr., Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 1, 2020: The Proxy Statement and Annual Report are available at www.plymouthreit.com.

Plymouth Industrial REIT, Inc.

260 Franklin Street, 7th Floor

Boston, Massachusetts 02210

(617) 340-3814

AMENDMENT NO. 1 TO PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 1, 2020

EXPLANATORY NOTE

On June 1, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of Plymouth Industrial REIT, Inc. (the “Company”) dismissed Marcum LLP as the Company’s independent registered public accounting firm and approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm. The Company engaged PwC on June 5, 2020. Accordingly, the Company is hereby amending its Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2020 to reflect the amendments to reflect the change in the Company’s independent registered public accounting firm and to include a revised proxy card.

CHANGES TO DEFINITIVE PROXY STATEMENT

1.	All references Marcum LLP in the Notice of Annual Meeting of Stockholders” and “Questions and Answers About the Annual Meeting” sections of the Definitive Proxy Statement are amended to read “PricewaterhouseCoopers LLC” or “PwC” as appropriate or unless otherwise noted.
2.	Proposal No. 3 in the Definitive Proxy Statement is amended in its entirety to read as follows:

RATIFICATION OF the APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNtants for 2020

General

We are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accountants for 2020. Although current law, rules and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain and supervise our independent registered public accountants, we view the selection of the independent registered public accountants as an important matter of stockholder concern and thus are submitting the selection of PwC for ratification by stockholders as a matter of good practice.

The Audit Committee has appointed PwC to serve as our independent registered public accountants for the 2020 fiscal year. A representative of PwC is expected to attend the Annual Meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Marcum LLP previously served as the independent registered public accountants for the Company. On June 1, 2020, the Audit Committee determined to dismiss Marcum LLP effective immediately. The audit reports of Marcum LLP on the Company’s consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Marcum LLP had served as the Company’s independent registered public accountants since 2013.

On June 1, 2020, the Audit Committee approved the appointment of, and on June 5, 2020 the Company engaged, PwC as the Company’s new independent registered public accounting firm. During the years ended December 31, 2019 and 2018, and through June 1, 2020, neither the Company nor anyone on its behalf has consulted with PwC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written opinion nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing for financial reporting issue, (2) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees and expenses billed to us by Marcum LLP for fiscal years 2018 and 2019:

	2018	2019

Audit Fees	$385,033	$682,868
Audit-Related Fees	179,673	126,192
Tax Fees	302,065	—
All Other Fees	—	—

Total	$866,771	$809,060

Audit Fees are for professional services for our annual audit, including the audit of internal control over financial reporting for fiscal years 2018 and 2019, reviews of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements. Audit-related fees in fiscal years 2018 and 2019 are for professional services associated with acquisition activities and SEC filings that include pro forma financial statements of acquired entities and services provided in connection with our public offerings in fiscal years 2018 and 2019.

The fees billed to us by PwC for fiscal year 2019 for professional services rendered for tax compliance, tax advice and tax planning were approximately $225,201.

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that under the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by Marcum during fiscal years 2018 and 2019 were pre-approved by the Audit Committee.

Required Vote

The affirmative vote by a majority of the shares of common stock represented in person or by proxy and entitled to vote on this item will be required for the ratification of the appointment of PwC as our independent registered public accountants. Abstentions will be counted as represented and entitled to vote and will, therefore, have the effect of a negative vote. If our stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain PwC and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

Our Board of Directors unanimously recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accountants for 2020.

IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR SHARES, YOU WILL BE REQUIRED TO RESUBMIT A PROXY IN ORDER TO VOTE ON PROPOSAL NO. 3.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA the Internet (www.cstproxyvote.com) or by mobile voting on your Smartphone/Tablet OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PLYMOUTH INDUSTRIAL REIT, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 30, 2020.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. Election of Directors
   (1) Martin Barber
   (2) Philip S. Cottone
   (3) Richard J. DeAgazio
   (4) David G. Gaw
   (5) Pendleton P. White, Jr.
   (6) Jeffrey E. Witherell

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list above.)

2. Amend the Company's 2014 Incentive Award Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**______________________________ **Date**____________, **2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLYMOUTH INDUSTRIAL REIT, INC.

The undersigned appoints Pendleton P. White, Jr. and Anne A. Hayward, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Plymouth Industrial REIT, Inc., held of record by the undersigned at the close of business of April 27, 2020 at the Annual Meeting of Stockholders of Plymouth Industrial REIT, Inc. to be held on July 1, 2020, or at any adjournment thereof

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(To be marked, dated and signed, on the other side)